SECOND AMENDMENT TO FINANCING AGREEMENT

     THIS SECOND AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), dated as of January 31, 2002, among HydroChem Industrial Services, Inc. ("Borrower"), HydroChem Holding, Inc. ("Holding"), HydroChem International, Inc. ("International"), HydroChem Industrial Cleaning, Inc. ("Cleaning"; Holding, International, and Cleaning are collectively referred to herein as "Guarantors" and each individually as a "Guarantor"; Borrower and Guarantors are collectively referred to herein as the "Restricted Persons" and each individually as a "Restricted Person"), the several Lenders (as such term is defined in the hereinafter described Financing Agreement) parties to this Amendment, and The CIT Group/Business Credit, Inc. as Agent for the Lenders (in such capacity, the "Agent").

                                R E C I T A L S:

A. Borrower, Guarantors, the Agent, and the several Lenders parties thereto entered into that certain Financing Agreement dated as of October 25, 2001 (as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

B. Borrower and Guarantors have requested that the Lenders agree to amend the Financing Agreement as more fully described hereinbelow.

C. The several Lenders parties to this Amendment (which Lenders constitute the Required Lenders required under the Financing Agreement to effect the amendment intended hereby) are willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Guarantors, set forth herein.

     NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

     Section 1. AMENDMENTS TO FINANCING AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower and the Guarantors herein contained, the Borrower, the Guarantors, and the several Lenders parties to this Amendment (which Lenders constitute the Required Lenders required under the Financing Agreement to effect the following amendments) hereby agree to amend the
Financing Agreement, effective as of the Amendment Effective Date (as hereinafter defined) as follows:

     (a) Dilution Percentage. The definition of Dilution Percentage contained in
Section 1 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "Dilution Percentage shall mean, as of any time of calculation, the then sum of the Restricted Persons' returns, credits, allowances, discounts, write-offs, contras, off-sets, and deductions (excluding any non-dilutive credits given by any Restricted Person in connection with a re-bill by such

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Restricted  Person  no later  than ten (10)  Business  Days from the date of the original invoice) divided by the then sum of (i) all sales of the Grantors' Inventory plus (ii) all sales of the Grantors' services, in each case in the ordinary course of business and all calculated on a rolling ninety (90) day average, as determined by Agent from time to time."

     (b) Excess Availability. The definition of Excess Availability contained in
Section 1 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "Excess Availability means, at any time of determination and without duplication, the amount which is equal to (a) the then applicable Borrowing Base minus (b) the aggregate outstanding principal balance of the Revolving Loans and the aggregate face amount of all Letters of Credit."

     (c)  Representations,   Warranties,  and  Covenants.  Section  7.8  of  the
Financing Agreement is hereby amended by adding thereto the following sentence at the end of such section:

     "In addition and without limitation of the foregoing, the Company will promptly, and in any event within ten (10) Business Days after any officer of a Restricted Person obtains knowledge thereof, provide notice to the Lenders of
(i) any litigation or governmental investigation or proceeding pending against any Restricted Person or (ii) any other event, change or circumstance which has had, or could reasonably be expected to have, a material adverse effect on the Restricted Persons' financial condition taken as a whole or on any Restricted Person's ability to perform any of its obligations under the Loan Documents."

     (d) Line of Credit Fee. Section 8.6 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "8.6 Upon the last Business Day of each month, commencing on November 30, 2001, the Company shall pay to the Agent for the benefit of each Lender the Line of Credit Fee in accordance with the Fee Letter."

     (e) Loan Facility Fee. Section 8.7 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "To induce the Agent to enter into this Financing Agreement and to extend to the Company the Revolving Loan, Letters of Credit Guaranties and the Term Loans the Company has paid to the Agent for the benefit of each Lender a Loan Facility Fee in accordance with the Fee Letter."

     (f) Confidentiality. Section 14.14 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "14.14 Lenders agree to maintain the confidentiality of any non-public information provided by Restricted Persons to them, in the ordinary course of their business, provided that the foregoing confidentiality provision shall terminate one (1) year after the termination date of this Financing Agreement,

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and provided  further that any such Lenders may disclose such information (i) to any applicable bank regulatory and auditor personnel, (ii) to any Affiliate or legal counsel of such Lender (provided that such Lender shall be responsible for any breach of this Section 14.14 by such Lender, its Affiliates, and its legal counsel), and (iii) as may otherwise be required under applicable law."

     Section 2. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the amendments to the Financing Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

     (a) Execution and Delivery of this Amendment. The Agent shall have received a copy of this Amendment executed and delivered by each of the Restricted Persons and by Lenders constituting Required Lenders.

     (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

     Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the several Lenders parties hereto to enter into this Amendment and to agree to the amendments contained herein, each of the Borrower and each Guarantor represents and warrants to the Agent and the Lenders as follows:

     (a) No Contravention, etc. The execution, delivery and performance by the Restricted Persons of this Amendment have been duly authorized by all necessary corporate action and do not and will not (i) contravene the terms of any charter document of any Restricted Person, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Restricted Person is a party or any order, injunction, writ or decree of any governmental authority to which any Restricted Person is a party or its property is subject, or (iii) violate any requirement of law.

     (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any governmental authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

     (c) Binding Effect. This Amendment, the Financing Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligation of the Restricted Persons, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     (d) No Default. No Default or Event of Default exists under any of the Loan Documents. As of the date hereof, no Restricted Person is in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of such Restricted Person. The execution, delivery and performance of

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this Amendment shall not result in any default under any contractual  obligation of any Restricted Person in any respect.

     (e) Full Disclosure. As of the date hereof, all information that has been made available to Agent or the Lenders by or on behalf of the Restricted Persons in connection with the transactions contemplated herein is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements maintained therein not materially misleading in light of the circumstances under which such statements were made.

     (f) Representations and Warranties. The representations and warranties set forth in the Financing Agreement and the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty relates to a specific date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

     Section 4. MISCELLANEOUS

     (a) Ratification and Confirmation of Loan Documents, etc. Except for the specific amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Financing Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Financing Agreement or any other Loan Document. Without limiting the generality of the foregoing, nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Restricted Persons with respect to any other term provision, condition or covenant of the Financing Agreement or other Loan Documents; (ii) to prejudice any right or remedy that Agent or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or any other Loan Document; or (iii) to constitute a waiver of compliance or consent to noncompliance by any of the Restricted Persons with respect to the terms, provisions, conditions and covenants of the Financing Agreement made the subject hereof. As a material inducement to Agent the Lenders to execute this Amendment, the Restricted Persons hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Liens granted under the Loan Documents, (ii) agree that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect such Liens, and (iii) acknowledge and agree that the Liens granted under the Loan Documents secure the payment of the Obligations under the Loan Documents, in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Restricted Persons of the covenants, agreements and conditions to be performed and observed by the Restricted Persons under the Financing Agreement and the other Loan Documents, respectively.

     (b) Fees and Expenses. The Borrower and the Guarantors jointly and severally agree to pay on demand all costs and expenses of the Agent in

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connection with the preparation,  reproduction,  execution, and delivery of this
Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

     (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when (i) each of the conditions precedent set forth in Section 2 of this Amendment have been satisfied and (ii) the Agent has received counterparts of this Amendment executed by the Borrower, each of the Guarantors and the Lenders constituting Required Lenders (the "Amendment Effective Date").

     (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, the undersigned Guarantors hereby consent to the execution and delivery of this Amendment and reaffirm their respective obligations under each of their respective Guaranties.

     (g) Loan Document. This Amendment is a Loan Document and all of the provisions of the Financing Agreement which apply to Loan Documents apply hereto.

     (h) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     [The remainder of this page is intentionally left blank; signature pages follow.]

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                                   HYDROCHEM INDUSTRIAL SERVICES, INC.,
                                   as Borrower


                                   By:  /s/ Pelham H. A. Smith
                                        ----------------------
                                            Pelham H. A. Smith
                                            Executive Vice President and
                                            Chief Financial Officer

                                   HYDROCHEM HOLDING, INC., as a Guarantor


                                   By:  /s/ Pelham H. A. Smith
                                        ----------------------
                                            Pelham H. A. Smith
                                            Executive Vice President and
                                            Chief Financial Officer

                                   HYDROCHEM INTERNATIONAL, INC., as a Guarantor


                                   By:  /s/ Pelham H. A. Smith
                                        ----------------------
                                            Pelham H. A. Smith
                                            Executive Vice President and
                                            Chief Financial Officer

                                   HYDROCHEM INDUSTRIAL CLEANING, INC., as a
                                   Guarantor


                                   By:  /s/ Pelham H. A. Smith
                                        ----------------------
                                            Pelham H. A. Smith
                                            Executive Vice President and
                                            Chief Financial Officer

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


                                   THE CIT GROUP/BUSINESS CREDIT, INC., as
                                   Agent and a Lender


                                   By:  /s/ Mark Porter
                                        ---------------
                                   Name:    Mark Porter
                                   Title:   Vice President

                                   J.P. MORGAN CHASE BANK, as a Lender


                                   By:  /s/ Chad A. Ramsey
                                        ------------------
                                   Name:    Chad A. Ramsey
                                   Title:   Vice President

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By:  /s/ John Hanley
                                        ---------------
                                   Name:    John Hanley
                                   Title:   Duly Authorized Signatory




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